[LIGHTHOUSE CONTRARIAN FUND LOGO]

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                               SEMI-ANNUAL REPORT










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                               February 29, 2000

                           LIGHTHOUSE CONTRATIAN FUND
                               Semi-Annual Report
                  For the Six Months Ending February 29, 2000

March 31, 2000

Dear Shareholder,

The Lighthouse Contrarian Fund began on September 29, 1995, with an NAV of $12.00 and closed on February 29, 2000 at $11.22. Distributions since inception total $0.949 per share.

After assuming the role of Portfolio Manager fourteen months ago, the research team and I began to reposition the Fund's portfolio to better navigate the peculiarities of the market environment. Rather than using short positions to take advantage of a decline in extremely overvalued large capitalization stocks, we instead began to concentrate on building long positions in the stocks of smaller companies that had been ignored by investors. The disparities in value between the large and small-cap sectors were so incredible, we believed that investment flows would eventually move out of the large capitalization stocks and into smaller companies similar to the ones we owned. Of course, successful contrarian investing requires patience, since stocks are generally added to the portfolio when they are out of favor. While waiting on the return of investor interest, our job is to watch the companies to see how they're doing operationally -- checking to see whether earnings are growing, whether new products are on track and whether management is successfully executing its game plan. If so, we can be confident that value is growing, even if it is not immediately reflected in the price of the stock.

Our effort now appears to be bearing some fruit. Although the time period is extremely short to draw any firm conclusions, trends appear to be in the early stages of potentially significant changes. For the past three months (through March 13, 2000), the S&P 500 and the Dow Jones Industrial Average have DECLINED by 2.2% and 11.1%, respectively. Over this same period, the S&P Mid-Cap Index, the S&P Small-Cap Index, and Lighthouse Contrarian Fund are up 12.2%, 17.2%, and 27.2%, respectively. If these trends continue, investors will become impatient with the returns available through large-cap index funds. In fact, recent reports show net inflows into S&P 500 index funds are already far below levels of a year ago. As less money continues to flow into - or even begins to leave - large capitalization stocks, the much more reasonably priced small and mid-cap sectors could benefit enormously.

CURRENT INVESTING CLIMATE

The economic expansion in the U.S. is now the longest in history, beginning over eight years ago in the late stages of the Bush presidency and continuing through today. Rather than slowing from old age as many predicted, the growth in GDP has instead accelerated to almost a 7% annual rate based on the latest reading. This of course makes Alan Greenspan and the Fed nervous. Too many people are finding jobs, buying goods and services and generally feeling positive about the future to suit the Fed. Their argument is that too much of a good thing is not sustainable without inflation. Therefore, the Fed's preferred path is to slow the economy through a series of interest rate increases, but not so much as to cause a recession or a stock market crash. Investors have reacted to this in different ways, depending on the type of company involved. If the company represents the "old economy" such as retail, transportation, manufacturing and the like, stock prices have been discounted to levels characteristic of past recessions. On the other hand, if the company is considered to be part of the "new economy" such as technology, communications, fuel cells, internet and biotechnology, the response is quite different. The stocks of these companies have continued to rise sharply despite the increases in interest rates. Investors rationalize that these companies don't need to borrow and can just issue stock to fund their operations, a view we believe will eventually be seen as irrelevant and inaccurate. Nonetheless, this has caused the market to narrow in terms of industry participation, even as the market appears to be broadening in terms of capitalization size.

The enduring strength of the U.S. economy, along with resurgent economies throughout most of the rest of the world, has provided fuel on the earnings front. Based on consensus analyst estimates, earnings for the large-cap S&P 500, the S&P Mid-cap, and the S&P Small-cap indices are expected to rise by 10%, 19%, and 33%, respectively in the current year. It is interesting that these same analysts, when identifying industries that will have the greatest growth in earnings this year, include only four "new economy" industries in the top twenty. Energy, aluminum, textiles, paper, agricultural products, machinery, railroads, gold mining, iron, steel, and power producers, all "old economy" participants, represent the remaining industries. We believe investors will eventually realize that it makes sense to pursue a more diversified approach, and we've positioned the Fund to benefit from such a broadening.

INVESTMENT STRATEGY

Our strategy has not changed significantly. We continue to look for investments that make sense from a "businessperson's perpective". Many times, this leads us to industries that are temporarily out of favor. The greatest opportunities still lie in "old economy" industries that have been discarded by investors in order to chase the hot sector of the moment. Also, smaller capitalization stocks across many industries are just beginning to stir.

One promising area is in companies that produce commodities. Commodity prices as measured by the Commodity Research Bureau Index (CRB Index) have risen by 16.3% during the past twelve months after losing almost 30% over the previous three years. Common sense tells us that commodity prices can't decline forever. Producers will shutter capacity and exit the business if conditions continue to deteriorate. Such actions eventually shift the balance between supply and demand resulting in higher prices. Many of the industries expected to produce the biggest earnings gains in 2000 are those that benefit directly from improving commodity price trends. Companies such as this comprise almost 32% of our portfolio.

Energy continues to be a major sector for the Fund, as the stocks of energy companies have not kept pace with the price of oil. As the year 2000 unfolds, energy company earnings are likely to outpace those of most other sectors. If this occurs, we believe the energy sector should attract a growing number of investors looking for earnings growth.

Retail and other consumer-related stocks are on sale. The fear of recession due to higher interest rates, internet competition paranoia, and a general disinterest in anything not tech-related has caused the valuations of these companies to fall to one of their lowest levels in the past ten years. This has occurred even while fundamental performance of the companies is robust and improving. We have been selectively adding to our holdings in this area as opportunities permit, many times at prices that would be reasonable at twice the price we paid.

Another area in which we hope to increase our position is in the out-of-favor financial sector. Fears of higher interest rates have recently reduced the prices of many financial shares. However, with the repeal of the Glass-Steagall Act and the likely disappearance of pooling as a business combination accounting method by the end of this year, we believe the financial sector will be a hotbed of merger activity during the year. This should lift the entire sector.

A couple of areas that have provided excellent returns for the Fund recently are from our holdings in small-cap technology and small-cap biotechnology stocks. Last year these groups were out of favor and this year, they're all the rage.

IN CONCLUSION

We continue to apply a disciplined, contrarian strategy in management of the Fund. This type of strategy requires patience, but can deliver excellent returns when trends reverse. We have experienced some of this lately as the Fund has outperformed the S&P 500 by almost 30% over the last three months. There is no doubt that there will be setbacks from time to time. Yet, we are confident that over the long term, the contrarian investment strategy can provide excellent risk-adjusted returns for the patient investor.

Sincerely,

/s/ Lanny C. Barbee

Lanny C. Barbee
Portfolio Manager

The total return for the twelve months ended March 31, 2000 was 8.87%. The average annual total return from inception on September 29, 1995 through March 31, 2000 was 0.28%. Results shown are past performance, which should not be regarded as an indicator of future results. Share value and returns fluctuate and investors may have a gain or loss when they sell shares.

                           LIGHTHOUSE CONTRARIAN FUND

SCHEDULE OF INVESTMENTS at February 29, 2000 (Unaudited)

SHARES                                                                  VALUE
------                                                               ----------
          COMMON STOCKS: 94.6%
          AEROSPACE/DEFENSE EQUIPMENT: 1.2%
19,000    AVTEAM, Inc.*                                              $  117,562
                                                                     ----------
          AGRICULTURAL OPERATIONS: 4.2%
10,000    Delta and Pine Land Company                                   179,375
 5,200    Potash Corp.                                                  235,300
                                                                     ----------
                                                                        414,675
                                                                     ----------
          AUTO/TRUCK PARTS & EQUIPMENT: 2.5%
 2,500    DaimlerChrysler AG                                            169,375
11,700    OEA, Inc.                                                      79,706
                                                                     ----------
                                                                        249,081
                                                                     ----------
          BANKS: 0.6%
 3,600    Pacific Century Financial Corp.                                54,675
                                                                     ----------
          CONSUMER GOODS - APPAREL: 3.6%
 7,000    Jones Apparel Group, Inc.*                                    158,375
11,000    Nautica Enterprises, Inc.*                                    116,188
11,700    Tarrant Apparel Group*                                         86,288
                                                                     ----------
                                                                        360,851
                                                                     ----------
          CONSUMER GOODS - RESTAURANTS: 2.7%
 6,600    CEC Entertainment, Inc.*                                      150,150
 6,000    Jack in the Box, Inc.*                                        120,375
                                                                     ----------
                                                                        270,525
                                                                     ----------
          CONSUMER GOODS - RETAIL, SPECIALTY: 1.2%
 6,800    Claire's Stores, Inc.                                         118,575
                                                                     ----------
          ELECTRONIC COMPONENTS: 8.7%
 1,300    Altera Corp.*                                                 103,675
   900    Analog Devices, Inc.*                                         141,300
 2,300    Burr-Brown Corp.*                                             134,981
 3,500    Keithley Instruments, Inc.                                    204,531
 9,500    Trikon Technologies, Inc.*                                    133,000
 3,000    Sawtek, Inc.*                                                 144,000
                                                                     ----------
                                                                        861,487
                                                                     ----------
          ENERGY - OIL, SECONDARY: 21.3%
 9,500    Anadarko Petroleum Corp.                                      292,125
 6,000    Barrett Resources Corp.*                                      174,750
30,000    Basin Exploration, Inc.*                                      316,875
30,000    Benton Oil and Gas Company*                                    60,000
 8,300    Louis Dreyfus Natural Gas Corp.*                              171,188
10,300    Nuevo Energy Company*                                         182,825
15,500    Patina Oil & Gas Corp.                                        139,500
23,500    Plains Resources, Inc.*                                       326,063
15,000    Pogo Producing Company                                        346,875
 3,700    St. Mary Land & Exploration Co.                               102,906
                                                                     ----------
                                                                      2,113,107
                                                                     ----------
          ENERGY - PIPELINES: 3.3%
22,000    Plains All American Pipeline, L.P.                            325,875
                                                                     ----------
          ENERGY - SEISMIC: 1.3%
29,200    Mitcham Industries, Inc.*                                     127,750
                                                                     ----------
          FOOD: 1.5%
 3,800    Suiza Foods Corp.*                                            148,675
                                                                     ----------
          HEALTH CARE - ASSISTED LIVING: 0.7%
17,700    Capital Senior Living Corp.*                                   74,119
                                                                     ----------
          HEALTH CARE - BIOTECHNOLOGY: 10.9%
12,000    Ligand Pharmaceuticals Inc.*                                  261,000
 8,000    Maxim Pharmaceuticals, Inc.*                                  602,000
23,200    Xoma Corp.*                                                   214,600
                                                                     ----------
                                                                      1,077,600
                                                                     ----------
          HEALTH CARE - PHARMACEUTICALS: 4.0%
 2,800    Aventis - Sponsored ADR                                       145,600
11,600    GelTex Pharmaceuticals, Inc.*                                 254,475
                                                                     ----------
                                                                        400,075
                                                                     ----------
          HUMAN RESOURCES: 1.5%
 6,700    RemedyTemp, Inc., Class A*                                    149,075
                                                                     ----------
          MEDICAL PRODUCTS: 3.3%
15,000    Cohesion Technologies, Inc.*                                  158,437
 8,500    CryoLife, Inc.*                                               168,937
                                                                     ----------
                                                                        327,374
                                                                     ----------

                           LIGHTHOUSE CONTRARIAN FUND

SHARES                                                                  VALUE
------                                                               ----------
          OPTICAL SUPPLIES: 5.4%
 5,000    Coherent, Inc.*                                            $  530,000
                                                                     ----------
          PRECIOUS METALS - GOLD MINING: 3.2%
10,300    Barrick Gold Corp.                                            168,019
17,200    Placer Dome, Inc.                                             150,500
                                                                     ----------
                                                                        318,519
                                                                     ----------
          REAL ESTATE INVESTMENT: 1.6%
13,700    Kennedy-Wilson Incorporated*                                   82,200
 3,300    Public Storage, Inc.                                           72,806
                                                                     ----------
                                                                        155,006
                                                                     ----------
          TECHNOLOGY - SOFTWARE: 9.2%
30,000    Informix Corp.*                                               480,000
10,800    Progress Software Corp.*                                      269,325
 8,000    THQ, Inc.*                                                    161,500
                                                                     ----------
                                                                        910,825
                                                                     ----------
          TRANSPORTATION - TRUCK: 2.7%
 5,500    American Freightways Corp.*                                    59,813
 2,500    CNF Transportation, Inc.                                       80,156
11,000    J.B. Hunt Transport Services, Inc.                            126,500
                                                                     ----------
                                                                        266,469
                                                                     ----------
          TOTAL COMMON STOCKS
               (Cost $8,356,642)                                      9,371,900
                                                                     ----------

PRINCIPAL
AMOUNT                                                                  VALUE
------                                                               ----------
SHORT-TERM INVESTMENT: 5.8%
MONEY MARKET INVESTMENT: 5.8%
$570,483  Firstar Stellar
          Treasury Fund
          (Cost $570,483)                                            $  570,483
                                                                     ----------
TOTAL INVESTMENT IN SECURITIES: 100.4%
     (Cost $8,927,125+)                                               9,942,383
                                                                     ----------
CONTRACTS

LONG INDEX PUT OPTIONS: 0.3%
  73 S&P 500 Index / December / 120*
  (Cost $54,056)                                                         31,481
                                                                     ----------
Liabilities in Excess of Other Assets: (0.7)%                           (70,285)
                                                                     ----------

TOTAL NET ASSETS: 100.0%                                             $9,903,579
                                                                     ==========

----------
*    Non-income  producing  security.
ADR - American  depositary  receipt.
+ At February 29, 2000, the basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

Gross unrealized appreciation                     $2,362,566
Gross unrealized depreciation                     (1,369,883)
                                                  ----------
Net unrealized appreciation                       $  992,683
                                                  ==========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

      STATEMENT OF ASSETS AND LIABILITIES at February 29, 2000 (Unaudited)

ASSETS
  Investments in securities, at value (cost $8,927,125) .....      $  9,942,383
  Put options purchased (cost $54,056) ......................            31,481
  Margin deposits with brokers for options ..................            31,976
  Receivables:
    Fund shares sold ........................................            58,575
    Dividends and interest ..................................             4,394
  Deferred organization costs ...............................             3,903
  Prepaid expenses ..........................................            15,548
                                                                   ------------
      Total assets ..........................................        10,088,260
                                                                   ------------
LIABILITIES
  Payables:
    Investment securities purchased .........................           142,147
    Fund shares redeemed ....................................             5,636
    Distribution fees .......................................             3,889
    Advisory fees ...........................................             2,527
    Administration fees .....................................             1,876
  Accrued expenses ..........................................            28,606
                                                                   ------------
      Total liabilities .....................................           184,681
                                                                   ------------

NET ASSETS ..................................................      $  9,903,579
                                                                   ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  ($9,903,579/882,820 shares outstanding; unlimited number of
  shares authorized without par value) ......................      $      11.22
                                                                   ============
COMPONENTS OF NET ASSETS
  Paid-in capital ...........................................      $ 15,911,103
  Accumulated net investment loss ...........................          (177,437)
  Accumulated net realized loss on investments ..............        (6,822,770)
  Net unrealized appreciation on investments ................           992,683
                                                                   ------------
      Net assets ............................................      $  9,903,579
                                                                   ============

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF OPERATIONS For the six months ended February 29, 2000 (Unaudited)

INVESTMENT INCOME
  Income Dividends ...........................................      $    26,934
  Interest ...................................................           16,414
                                                                    -----------
    Total income .............................................           43,348
                                                                    -----------
Expenses
  Advisory fees ..............................................           62,694
  Administration fees ........................................           14,930
  Audit fees .................................................           12,671
  Distribution fees ..........................................           12,539
  Registration fees ..........................................           12,518
  Fund accounting fees .......................................            8,935
  Reports to shareholders ....................................            6,259
  Transfer agent fees ........................................            6,020
  Custody fees ...............................................            4,607
  Amortization of deferred organization costs ................            3,334
  Trustee fees ...............................................            2,214
  Legal, Insurance, Miscellaneous ............................              240
                                                                    -----------
    Total expenses ...........................................          146,961
    Less: fees waived and expenses absorbed ..................          (46,650)
                                                                    -----------
    Net expenses .............................................          100,311
                                                                    -----------
      NET INVESTMENT LOSS ....................................          (56,963)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments ...........................         (186,752)
  Net realized loss on put options ...........................         (669,434)
  Net change in unrealized appreciation on investments .......        1,411,621
                                                                    -----------
    Net realized and unrealized gain on investments ..........          555,435
                                                                    -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...      $   498,472
                                                                    ===========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   SIX MONTHS          YEAR
                                                     ENDED             ENDED
                                                  FEBRUARY 29,       AUGUST 31,
                                                     2000*             1999
                                                  ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................  $    (56,963)    $    (64,240)
  Net realized gain (loss) on investments.......      (186,752)       1,102,332
  Net realized loss from short sale
   transactions ................................            --       (3,101,741)
  Net realized loss on put options .............      (669,434)      (2,024,255)
  Net change in unrealized appreciation on
   investments .................................     1,411,621        3,388,473
                                                  ------------     ------------
      NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...............       498,472         (699,431)
                                                  ------------     ------------
DISTRIBUTION TO SHAREHOLDERS
  From net investment income .................              --          (16,726)
                                                  ------------     ------------
      TOTAL DISTRIBUTION TO SHAREHOLDERS .....              --          (16,726)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets from net change
    in outstanding shares (a) ................      (2,979,725)      (8,642,202)
                                                  ------------     ------------
      TOTAL DECREASE IN NET ASSETS ...........      (2,481,253)      (9,358,359)

NET ASSETS
  Beginning of period ........................      12,384,832       21,743,191
                                                  ------------     ------------
  END OF PERIOD ..............................    $  9,903,579     $ 12,384,832
                                                  ============     ============

(a) A summary of capital share transactions is as follows:

                                     SIX MONTHS ENDED               YEAR ENDED
                                    FEBRUARY 29, 2000*            AUGUST 31, 1999
                                 ------------------------     ------------------------
                                  Shares         Value         Shares         Value
                                 --------     -----------     --------     -----------
Shares sold                            --     $        --      103,469     $ 1,113,248
Shares issued in reinvestment
  of distribution                   9,462          97,836        1,589          16,385
Shares redeemed                  (314,163)     (3,077,561)    (920,664)     (9,771,835)
                                 --------     -----------     --------     -----------
Net decrease                     (304,701)    $(2,979,725)    (815,606)    $(8,642,202)
                                 ========     ===========     ========     ===========

----------
*    Unaudited.

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                        SIX MONTHS ENDED      YEARS ENDED AUGUST 31,        SEPTEMBER 29,
                                          FEBRUARY 29,   --------------------------------   1995* THROUGH
                                             2000#         1999         1998        1997   AUGUST 31, 1996
                                            -------      -------      -------     -------  ---------------
Net asset value, beginning of period        $ 10.43      $ 10.85      $ 15.76     $ 13.57      $ 12.00
                                            -------      -------      -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                (0.10)       (0.07)        0.01        0.05        (0.09)
  Net realized and unrealized
    gain (loss) on investments                 0.89        (0.34)       (4.31)       2.41         1.72
                                            -------      -------      -------     -------      -------
Total from investment operations               0.79        (0.41)       (4.30)       2.46         1.63
                                            -------      -------      -------     -------      -------
LESS DISTRIBUTIONS:
  From net investment income                     --        (0.01)          --          --           --
  From net realized gain                         --           --        (0.61)      (0.27)       (0.06)
                                            -------      -------      -------     -------      -------
Total distributions                              --        (0.01)       (0.61)      (0.27)       (0.06)
                                            -------      -------      -------     -------      -------
Net asset value, end of period              $ 11.22      $ 10.43      $ 10.85     $ 15.76      $ 13.57
                                            =======      =======      =======     =======      =======
Total return                                   7.57%       (3.78%)     (28.46%)     18.22%       13.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)      $   9.9      $  12.4      $  21.7     $  30.5      $  14.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed                                   2.93%+       2.47%        2.13%       2.24%        2.95%+
  After fees waived and
    expenses absorbed                          2.00%+       2.00%        2.00%       2.00%        2.00%+

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed                                  (2.07%)+     (0.85%)      (0.06%)     (0.13%)      (2.14%)+
  After fees waived and expenses
    absorbed                                  (1.14%)+     (0.39%)       0.08%       0.11%       (1.19%)+
  Portfolio turnover rate                     28.45%      122.00%       44.09%      21.94%       20.56%

----------
#    Unaudited.
*    Commencement of operations.
+    Annualized.

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

NOTES TO FINANCIAL STATEMENTS at February 29, 2000 (Unaudited)

NOTE 1 - ORGANIZATION

     The Lighthouse Contrarian Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is regis- tered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities. Prior to November 12, 1997, the Fund was known as the Lighthouse Growth Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     D. DEFERRED ORGANIZATION COSTS. All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares have been borne by the Fund and are being amortized on a straight-line basis over a period of five years.

                           LIGHTHOUSE CONTRARIAN FUND

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Lighthouse Capital Management, Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Ad-visor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the six months ended February 29, 2000, the Fund incurred $62,694 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 2.00% of average daily net assets. Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the six months ended February 29, 2000, the Advisor voluntarily waived fees of $46,650.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

           Under $15 million        $30,000
           $15 to $50 million       0.20% of average daily net assets
           $50 to $100 million 0.15% of average daily net assets $100 to $150 million 0.10% of average daily net assets
           Over $150 million        0.05% of average daily net assets

                           LIGHTHOUSE CONTRARIAN FUND

     For the six months ended February 29, 2000, the Fund incurred $14,930 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan"), in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee at an annual rate of 0.25% of the average daily net assets of the Fund to the Advisor, as Distribution Coordinator. The Plan allows excess distribution costs, if approved by the Board of Trustees, to be resubmitted by the Distribution Coordinator during any of the three fiscal years following the year of their initial submission. The Fund incurred $12,539 in distribution fees during the six months ended February 29, 2000.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities during the six months ended February 29, 2000, excluding short-term investments, were $2,669,534 and $5,026,293, respectively.

     Option transactions during the six months ended February 29, 2000 are summarized as follows:

                                                                     PUT OPTIONS
                                                                     -----------
Options outstanding, beginning of period ....................         $ 704,968
Options purchased ...........................................           135,705
Options closed ..............................................          (309,560)
Options expired .............................................          (477,057)
                                                                      ---------
Options outstanding at February 29, 2000 ....................            54,056
Unrealized depreciation at February 29, 2000 ................           (22,575)
                                                                      ---------
Value of options at February 29, 2000 .......................         $  31,481
                                                                      =========
Average fair market value of options
  for the six months ended February 29, 2000 ................         $ 102,356
                                                                      =========
Net trading losses on options for
  the six months ended February 29, 2000 ....................         $(669,434)
                                                                      =========

================================================================================
                                    Advisor
                      LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                        10000 Memorial Drive, Suite 660
                              Houston, Texas 77024
                                 (713) 688-6881
                        Account Inquiries (800) 282-2340

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                 P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    Auditors
                               ERNST & YOUNG LLP
                               725 South Figueroa
                         Los Angeles, California 90017

                                 Legal Counsel
                       PAUL, HASTINGS, JANOFSKY & WALKER
                       345 California Street, 29th Floor
                        San Francisco, California 94104
================================================================================
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.